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                                                                   EXHIBIT 10.12

                                INSTALLMENT NOTE

$     76,274.80        DeLand               FL                  10/11/95
--------------------------------------------------------------------------------
                       (City)             (State)                (Date)

      For value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of SouthTrust Bank of Central Florida (hereinafter called the "Bank" or, together with any other holder of this note, the "Holder"), at any office of the Bank in DeLand, FL, or at such other place Holder may designate, the principal sum of TWELVE THOUSAND ONE HUNDRED SEVENTEEN AND 70/100 Dollars together with interest thereon at the rate and on the date(s) provided below from the date of this note (or other interest accrual date shown below) until maturity, and with interest the unpaid principal balance after maturity at the rate which is 2 percent per annum in excess of the rate stated below or the maximum rate allowed by law, whichever is less, [Illegible] maturity until said indebtedness is paid in full. Interest will accrue beginning on the date of this note unless another date is shown here: _______________________________

INTEREST RATE.          The above-stated sum shall accrue interest as follows
                        (check applicable box(es)):

|_| Variable Rate --
    Interest from date
                        Interest will accrue on the above-stated principal sum at the rate per annum which is ___________ percentage points in excess [of] the Index Rate. Unless another rate is made applicable below, the "Index Rate" is the rate of interest designated by the Bank periodically as its Base Rate. The Base Rate is not necessarily the lowest rate charged by the Bank. The Base Rate on the date of this note is _____ percent.

                        |_| (check box if applicable) The "Index Rate" is the weekly auction average yield of ______ -week U.S. Treasury Bills at the [most] recent auction prior to the date the Index Rate is calculated. The Index Rate on the date of this note is ______ percent.

                        The rate of interest payable under this note will change to reflect any change in the Index Rate:

                        |_|   on any day the Index Rate changes.

                        |_| on the day each payment of interest is due as provided below.

                        |_|   on the ___________ day of each month hereafter.

                        |_|   _________________________________________________

                        Obligors may prepay this note in full at any time without penalty.

|X| Fixed Rate --
    Interest from date
                        Interest will accrue on the above-stated principal sum at the rate of 10.750 percent per annum.

      Interest on the principal sum will be calculated at the rate set forth above on the basis of a |X| 360 |_| 365 day year and the actual number of days elapsed by multiplying [the] principal sum by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by |X| 360 |_| 365.

PAYMENT SCHEDULE.       The above-stated principal sum and interest thereon
                        shall be paid as follows (check applicable box(es)).

|_| Installments
    of Principal,
    Interest Paid
    Separately
                        The Obligors promise to pay the above-stated principal sum in _____ consecutive

                        |_| monthly installments |_| quarterly installments |_| ________ installments in the amount [of] $_________________ each, beginning _____________ and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until __________________ at which time the unpaid balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable.

                        The Obligors promise to pay accrued interest on the principal sum

                        |_| monthly |_| quarterly |_| ____________ beginning ______________ and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until maturity.

|X| Installments
    or Principal and
    Interest
                        The Obligors promise to pay the above-stated principal sum and interest thereon in 71 consecutive

                        |X| monthly installments  |_| quarterly installments
                        |_| _______________ installments in the amount $1,448.36
                        each, beginning NOVEMBER 11, 1995 and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until OCTOBER 11, 2001 at which time the unpaid balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable.

LOAN FEE. (This provision applicable only if completed):

      A loan fee in the amount of $937.50 has been |X| included in the amount of this note and paid to the Bank from the loan proceeds. |_| paid [to] the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by law.

LATE CHARGE.

      If any scheduled payment is in default 10 days or more, Obligors agree to pay a late charge equal to 5% of the amount of the payment which is in default, but not less than $[Illegible] or more than the maximum amount allowed by applicable law.

PREPAYMENT.

      If the interest rate on this note is a variable rate, Obligors may prepay this note in full at any time without premium or penalty. If the interest rate on this note is a fixed rate, unless the paragraph which follows is applicable, prepayment of the principal sum of this note in whole or in part is not permitted.

|_| If this box is checked, and if the interest rate on this note is a fixed rate, Obligors may not prepay this note in whole or in part during the first year after the date of this note. Thereafter, prepayment will be permitted on any scheduled payment date on condition that the amount of the prepayment must equal the sum of (a) the principal amount [prepaid] plus (b) accrued interest on the amount prepaid plus (c) a premium equal to 1% of the principal amount prepaid multiplied times the number of years or parts of a year remaining until final scheduled maturity of this note. No prepayment premium need by paid if prepayment is made within one year prior to the final scheduled maturity of this note.

      If prepayment in full without penalty or premium is required to be permitted by applicable law, the foregoing provisions will not apply and prepayment will be allowed accordance with such law.

COLLATERAL.

      This note is secured by every security agreement, pledge, assignment, stock power, mortgage, deed of trust, security deed and/or other instrument covering personal or [Illegible] property (all of which are hereinafter included in the term "Separate Agreements") which secures an obligation so defined as to include this note, including without limitation all [such] Separate Agreements which are of even date herewith and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of [Illegible] Obligors to the Holder (including this note and the indebtedness evidenced by this note and all extensions, renewals and modifications thereof, and all writings delivered substitution therefor) and all claims of every nature of the Holder against the Obligors, whether present or future, and whether joint, several, absolute, contingent, mature, liquidated, unliquidated, and direct or indirect (all of the foregoing are hereinafter included in the term "Obligations") the Obligors hereby assign to the Holder and grant to [Illegible] Holder a security interest in and security title to the property (the "Collateral") described below. (Describe Separate Agreements and Collateral.)

      As further described in Security Agreement dated OCTOBER 11, 1995

      Secured by 1995 BALD Trailer ID# FLT3619HH and all attachments thereto

      The Obligors are jointly and severally liable for the payment of this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions printed on the back of this page are a part of this note. The provisions of this note are binding on the heirs, executors, administrators, successors and assigns of each and every Obligor and shall inure to the behalf of the Holder, its successors and assigns. This note executed under the seal of each of the Obligors and of the indorsers, if any.

          The provisions on the reverse side are a part of this note.

             CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE
                          CONTRACT BEFORE YOU SIGN IT.

Address of Obligor:

1485 W. Kepler Road                 Weststar Environmental, Inc.         (SEAL)
DeLand, FL 32724

                                    By /s/ Michael E. Ricks    President & CEO
                                       ---------------------------------------
                                       Michael E. Ricks             Title

No. _______________________         Signature __________________________ (SEAL)
Officer: Marie Jeffreys
Branch Downtown DeLand              Signature __________________________ (SEAL)

SF52709 (c) SouthTrust Corporation Rev 11/90